Fervo Energy and Google Sign 396 MW PPA
Power purchase agreement marks world’s largest enhanced geothermal PPA to date and is expected to accelerate the delivery of 24/7, carbon-free power from the Cape Station GeoCluster in Utah
HOUSTON, September 1, 2026 (GLOBE NEWSWIRE) – Fervo Energy (Nasdaq: FRVO), a global pioneer of next-generation geothermal energy, today announced a 396-megawatt (MW) power purchase agreement (PPA)
with Google to enable the continued development of the Cape Station enhanced geothermal systems (EGS)
GeoCluster, expected to come online in 2028. Under the agreement, Google will purchase carbon-free energy designed to serve as a foundational building block for a potential data center in Utah.
As part of the PPA, Fervo will offer Google an option to expand its offtake by approximately 600 MW, for a total of nearly 1 GW, by June 2030. Final data center plans remain subject to a variety of factors including engineering feasibility, state and local approvals, and commercial conditions.
This deal unlocks new, around-the-clock electricity capacity at no cost to existing ratepayers. Fervo and Google are both committed to a responsible growth approach grounded in transparency, two-way dialogue with communities, and sustained local investment. As Google and Fervo’s partnership continues, we commit to upholding these principles in any community where we operate.
"This agreement reinforces that EGS is ready to power the next generation of computing infrastructure," said Tim
Latimer, CEO and Co-Founder of Fervo Energy. "As demand for reliable electricity grows, customers like Google need energy resources that can be deployed at scale, operate around the clock, and deliver where power is needed.
This new PPA is part of our repeatable commercial model that enables us to meet customer needs and directly deliver clean, firm power to large electricity users. We’re proud to do this work in close partnership with the communities of Southwest Utah and with a partner that upholds our community-first values."
The Fervo-Google partnership began with Project Red, Fervo’s commercial pilot project in Nevada that came online in 2023. That pilot delivers power to the local grid, including Google's data centers in the state. Following the success of Project Red, Fervo signed a 115 MW PPA with Google and NV Energy in June 2024 that helped pioneer the Clean Transition Tariff, enabling Google to bring more geothermal energy onto the Nevada grid while insulating everyday customers from the project’s costs.
“The next chapter of advanced power generation technology is being written in Utah,” said Michael Terrell, Head of Advanced Energy at Google. “This project will drive meaningful economic benefit to the local community and help catalyze long-term energy cost reductions by making enhanced geothermal more affordable and accessible.”
This PPA is part of the ongoing expansion of Cape Station beyond its initial 100MW phase, as Fervo further scales its operations and continues driving down development costs through standardized, repeatable GeoBlock execution. By pairing a repeatable, flexible commercial framework with a modular, scalable power solution,
Fervo’s GeoCluster approach for data center development enables flexible power delivery pathways under SB132 in Utah, which, subject to regulatory approvals, is anticipated to provide Fervo and Google with optionality on direct-to-load contracting.
For more information, visit www.fervoenergy.com.
About Fervo Energy
Fervo Energy is a modern power company built around one of the market’s most important needs: affordable, dependable new power supply. Through the large-scale deployment of enhanced geothermal systems, Fervo has established a repeatable, industrial approach to building utility-scale power. The company is transforming geothermal into a clean, reliable, cost-competitive solution designed to meet rising demand from AI hyperscalers, utilities, and a more electricity-intensive economy. For more information, visit www.fervoenergy.com.
About Google
Google's mission is to organize the world's information and make it universally accessible and useful. Through products and platforms like Search, Maps, Gmail, Android, Google Play, Google Cloud, Chrome and YouTube,
Google plays a meaningful role in the daily lives of billions of people and has become one of the most widely-
known companies in the world. Google is a subsidiary of Alphabet Inc.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, are forward-looking statements. When used in this press release, the words
“aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,”
“intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,”
“target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.
Although Fervo believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Fervo’s control. Accordingly, forward-looking statements are not guarantees of future performance, and
Fervo’s actual outcomes could differ materially from what Fervo has expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: risks related to expanding our geothermal operations and accessing new markets; challenges in maintaining compliance with extensive environmental regulations and permitting requirements; uncertainties in forecasting future operational results and growth due to economic conditions and market demand; compliance with environmental regulations and climate change initiatives impacting operational costs; inherent risks in the geothermal industry, including potential operational disruptions and associated liabilities; the influence of consumer preferences, government policies, and competition on the demand for geothermal energy; risks associated with fluctuations in energy prices and material costs; dependence on a complex supply chain and successful maintenance of our geothermal infrastructure; financial performance influenced by fluctuations in interest rates, capital availability, and other market conditions; capacity actually constructed or for which we enter power purchase agreements under non-binding agreements, like the Geothermal Framework Agreement; exposure to legal proceedings and claims arising from our business operations; protecting our brand reputation and facing potential negative public perception; negative public perception and political opposition impacting our ability to secure regulatory approvals and market acceptance; the successful and timely execution of our growth strategy, with risks of delays or failures; reliance on key personnel and the potential impact of labor costs and workforce challenges; heavy reliance on technology systems and potential cybersecurity threats; global economic and political conditions affecting our operations, supply chain, and customer demand; the risk that our estimates of capacity potential and heat initially in place are inaccurate or that we are unable to produce quantities of electrical energy commensurate with such estimates; and other risks and uncertainties, including those set forth under “Risk Factors” in Fervo’s
Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission (the “SEC”) on May
11, 2026, and Fervo’s other filings with the SEC.
In light of these factors, the events anticipated by Fervo’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Fervo operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Fervo cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this press release or, if earlier, as of the date they were made. Fervo does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.
Contact
V2 Communications for Fervo Energy
fervo@v2comms.com